PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Agreement”), dated as of August 31, 2016 is made between John Keeler & Co. Inc., a Florida corporation doing business as Blue Star Foods (“Borrower”), and ACF FINCO I LP, a Delaware limited partnership with a place of business at 560 White Plains Road, 4th Floor, Suite 400, Tarrytown, New York 10591 (“Lender”).

RECITALS:

Borrower has executed and delivered to Lender a Loan and Security Agreement dated on or about the date hereof (the “Obligation Agreement”), and other agreements, documents, and instruments contemplated by the transactions contained in the Obligation Agreement. The Obligation Agreement, together with all agreements, documents and instruments executed and/or delivered to Lender by any person in connection therewith, as the same may be amended, restated, extended, replaced or otherwise modified from time to time, shall be referred to collectively as the “Loan Documents”. Pursuant to the terms of the Obligation Agreement Borrower is liable for the payment and performance of the “Obligations” (as such term is defined in the Obligation Agreement) as further described therein. Pursuant to the terms of this Agreement Borrower is granting to Lender a security interest in and to the “Patent Collateral” (as defined below) in order to secure repayment of Obligations pursuant to the Obligation Agreement.

AGREEMENT:

Section 1. Definitions. Unless defined in the introductory paragraph, above, in the Recitals, above, in the body of this Agreement, or in the Exhibits or other Schedules hereto, capitalized terms have the meanings given to such terms in the Loan Documents. Each term defined in the singular shall be interpreted in a collective manner when used in the plural, and each term defined in the plural shall be interpreted in an individual manner when used in the singular.

Section 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to secure the prompt payment and performance of all of the Obligations to Lender, Borrower does hereby mortgage, pledge and hypothecate to Lender, and grant to Lender for its benefit, first priority liens and security interests in and to, all of the following property, whether now owned or hereafter acquired or existing by Borrower (the “Patent Collateral”):

(a) all patents and applications for patents now existing anywhere in the world or hereafter adopted or acquired throughout the world, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Patent Office or in any office or agency of the United States of America or any State thereof or any foreign country, including each issued patent and patent application referred to in Exhibit A attached hereto;

(b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in paragraph (a), immediately above;

(c) all patent licenses, granted by Borrower in any of the items described in paragraph (a) and paragraph (b), immediately above, including each patent license referred to in Exhibit B attached hereto; and

(d) all proceeds of, and rights associated with, all of the foregoing (including license royalties and proceeds of infringement suits), all claims and rights of Borrower to sue third parties for past, present or future infringement or dilution of any patent or patent application, including any patent or patent application referred to in Exhibit A attached hereto, or for any injury to the goodwill associated with the use of any such patent, and for breach or enforcement of any patent license, including any patent license referred to in Exhibit B attached hereto, and all rights corresponding thereto throughout the world.

The security interests and rights, powers, remedies and privileges granted to Lender hereby have been granted as a supplement to, and not in limitation of, the security interests and rights, powers, remedies and privileges granted to Lender for its benefit under the other Loan Documents. The Loan Documents (and all rights, powers, remedies and privileges of Lender thereunder) shall remain in full force and effect in accordance with their terms notwithstanding Borrower’s execution, delivery or performance of this Agreement.

Section 3. Perfection. Borrower acknowledges and agrees that this Agreement has been executed and delivered by Borrower for the purpose of registering the security interests of Lender in the Patent Collateral with the United States Patent and Patent Office and corresponding offices in other countries of the world. Borrower further agrees that it will execute and deliver to Lender such security agreements, assignments, and other documents and instruments as Lender may at any time or from time to time reasonably request that are required to perfect or protect the security interests granted to Leader hereby. Borrower shall also cooperate with Lender in obtaining appropriate waivers or subordinations of interests from such third parties in any Patent Collateral as may be required by Lender in its sole and absolute discretion. Borrower authorizes Lender to execute alone any financing statements or other documents or instruments that Lender may require to perfect, protect or establish any lien or security interest granted to Lender by Borrower hereunder and further authorizes Lender to sign Borrower’s name on the same and/or to file or record the same without Borrower’s signature thereon. Borrower hereby appoints Lender as its attorney in fact to execute and deliver notices of lien, financing statements, assignments, and any other documents, notices, and agreements necessary for the perfection of Lender’s security interests in the Patent Collateral. The powers granted to Lender herein, being coupled with an interest, are irrevocable, and Borrower approves and ratifies all acts of the Lender when acting as attorney-in-fact for the limited purposes stated above. In acting in accordance with the terms of this Agreement, Lender shall not be liable for any act or omission, error in judgment or mistake of law when acting as the attorney-in-fact for the limited purposes stated above, except for Lender’s gross negligence or willful misconduct. Borrower agrees to pay the costs of the continuation of Lender’s security interests and releases or assignments of Lender’s interests granted herein.

Section 4. Representations and Warranties; Covenants. Borrower represents, warrants and covenants to Lender, and shall be deemed to continually do so, as long as this Agreement shall remain in force, that:

(a) Validity and Enforceability. The execution, delivery and performance of this Agreement, and the creation of all security interests, pledges, liens, charges, mortgages or other encumbrances in favor of Lender pursuant to this Agreement are within Borrower’s organizational power, and have been duly authorized by all necessary or proper actions of or pertaining to Borrower (including the consent of directors, officers, managers, partners, shareholders and/or members, as applicable);

(b) Title to Patent Collateral. Borrower has good and marketable title to the Patent Collateral as sole owner thereof. There are no existing liens on or other security interests in or to any Patent Collateral, except for liens and security interests in favor of Lender, and security interests of third parties with respect to which Lender has consented to in writing in advance, all of which as of the date hereof are described on Exhibit B attached hereto. Except as set forth on Exhibit B attached hereto, none of the Patent Collateral is subject to any prohibition against encumbering, pledging, hypothecating or assigning the same or requires notice or consent in connection therewith;

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(c) No Violation or Restrictions. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the performance of or compliance with the provisions of this Agreement, will (i) conflict with or result in a breach of any of the terms, covenants, conditions or provisions of Borrower’s Charter Documents, any agreement, indenture, judgment or order to which Borrower is a party or by which Borrower or the Pledged Collateral is bound, or will constitute a default under any of the foregoing, or (ii) result in the creation or imposition of any lien, security interest, charge, mortgage or other encumbrances of any nature whatsoever in, to or on the Pledged Collateral, (iii) violate any order, writ, judgment, injunction, or decree of any court of competent jurisdiction binding on Borrower or its property, or any provision of applicable law, or (iv) require the consent or approval of any Governmental Unit or any other Person that has not been obtained, and each such consent or approval obtained by Borrower has been furnished to Lender prior to the date of this Agreement;

(d) Compliance with Law. Borrower is not in violation of any law, ordinance, governmental rule, regulation, order or judgment to which Borrower may be subject which is likely to materially affect the financial condition of Borrower or Borrower’s rights, title and interest in and to the Patent Collateral;

(e) Protection of Patent Collateral. Until Full Payment of the Obligations, Borrower will continually take such steps as are necessary and prudent to protect the interests of Lender in the Patent Collateral granted hereunder including, but not limited to, the following:

(i) Defend the Patent Collateral against the claims and demands of all other parties and keep the Patent Collateral free of all liens, encumbrances, mortgages or security interests in, on or to any of the Patent Collateral, or in, to or on rights thereto, except for the security interests of Lender pursuant to the terms hereof, and security interests of third parties with respect to which Lender has consented to in writing in advance, all of which as of the date hereof are described on Exhibit B attached hereto, and defend the Patent Collateral against all claims and demands of third parties at any time claiming the same or any interest therein;

(ii) Neither directly nor indirectly sell, transfer hypothecate or otherwise dispose of the Patent Collateral or any interest therein, in bulk or otherwise, or grant any Person an option to acquire any right, title or interest in or to all or any portion of the Patent Collateral, or grant any rights in or to the Patent Collateral other than rights to use the Patent Collateral as described in Exhibit B attached hereto, the security interests in the Patent Collateral granted to Lender pursuant to the terms hereof, and non-exclusive licenses to customers, vendors or suppliers in the Ordinary Course of Business of Borrower;

(iii) Execute and deliver to Lender such assignments and other documents and do such other things relating to the Patent Collateral and the security interest granted hereunder as Lender may request, and pay all costs of title searches and filing financing statements, assignments and other documents in all public offices requested by Lender;

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(iv) Pay all taxes, assessments and other charges of every nature which may be imposed, levied or assessed against the Patent Collateral;

(v) Maintain books and records relating to the Patent Collateral satisfactory to Lender and allow Lender or its representatives access to such records and the Patent Collateral at all reasonable times for the purpose of examining, inspecting, verifying, copying, extracting and other reasonable purposes as Lender may reasonably require; and

(vi) Maintain the Patent Collateral and the books and records relating to the Patent Collateral at Borrower’s address indicated in the Obligation Agreement.

Section 5. Events Of Default. Any of the following events or occurrences shall constitute an “Event of Default” under this Agreement:

(a) the failure of Borrower to perform or comply with any provision of this Agreement and the continuance of such failure beyond any applicable grace and/or notice period provided for herein, if any;

(b) any representation by or on behalf of Borrower contained in this Agreement shall have been breached or otherwise shall have been inaccurate in any material respect when made;

(c) Borrower purports to terminate this Agreement; or

(d) the occurrence of any “Default” or “Event of Default” under the Obligation Agreement or any other Loan Document (as defined in the respective Loan Document).

Section 6. Preservation of Patent Collateral. Borrower agrees that Lender shall not have any obligation to preserve rights to any Patent Collateral against prior parties or to marshal any Patent Collateral of any kind for the benefit of any other creditor of Borrower or any other Person. Lender is hereby granted, effective upon the occurrence and during the continuation of an Event of Default, a license or other right to use, without charge, Borrower’s labels, Patents, patents, copyrights, rights of use of any name, trade secrets, trade names, Patents and advertising matter, or any property of a similar nature, as it pertains to the Patent Collateral, in advertising for sale, lease or license of and selling, leasing or licensing of any Patent Collateral and Borrower’s rights under all licenses and any franchise, sales or distribution agreements shall inure to Lender’s benefit for such purposes.

Section 7. Rights and Remedies on Default.

(a) Upon the occurrence of any Event of Default, Lender shall have, in addition to all other rights, powers, remedies and privileges granted to Lender under this Agreement (i) all rights, powers, remedies and privileges granted to a secured party in the UCC, and (ii) all rights, powers, remedies and privileges with respect to Collateral granted to Lender under the other Loan Documents, and (iii) all rights, powers, remedies and privileges granted to Lender with respect to the Collateral available under applicable law.

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(b) Upon the occurrence of any Event of Default, Lender may, without demand, advertising or notice, all of which Borrower hereby waives (except as the same may be required by law), sell, lease, license, dispose of, deliver and grant options to a third party to purchase, lease, license or otherwise dispose of any and all Patent Collateral at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, at such prices and upon such terms as are commercially reasonable (within the meaning of the UCC). All requirements of reasonable notice that may be applicable under this section shall be met if such notice is mailed, postage prepaid, to Borrower at its address set forth herein or such other address as Borrower may have provided to Lender, in a Record, at least ten (10) days before the time of such sale or disposition. Lender may, if it deems it reasonable, postpone or adjourn any sale of any Patent Collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale; provided, however, that Lender shall provide Borrower with written notice of the time and place of such postponed or adjourned sale. Lender may be the purchaser at any such public or private sale, and payment may be made, in whole or in part, in respect of such purchase price by the application of Obligations due from Borrower to Lender. Borrower shall be obligated for, and the proceeds of sale shall be applied first to, the costs of retaking, refurbishing, storing, guarding, insuring, preparing for sale, and selling the Patent Collateral, including the fees and disbursements of attorneys, auctioneers, appraisers, consultants and accountants employed by Lender in its discretion. Proceeds from the sale or other disposition of Patent Collateral shall be applied to the payment, in whatever order Lender may elect, of all Obligations of Borrower. Lender shall return any excess to Borrower. Patent Collateral securing purchase money security interests also secures non-purchase money security interests. Upon request of Lender, following the occurrence of any Event of Default, Borrower will assemble and make the Patent Collateral available to Lender, at a reasonable place and time designated by Lender. Lender’s failure to take possession of any Patent Collateral at any time and place reasonably specified by Lender in a Record to Borrower shall not constitute an abandonment of such Patent Collateral unless specifically acknowledged by Lender in an Authenticated Record delivered to Borrower by Lender.

(c) Lender shall not be responsible to Borrower for loss or damage resulting from Lender’s failure to enforce or collect any Patent Collateral or any monies due or to become due under any liability of Borrower to Lender.

(d) After an Event of Default, Borrower (i) will make no change in any Patent Collateral, and (ii) shall receive as the sole property of Lender and hold in trust for Lender all monies, checks, notes, drafts, and other property (collectively called “Items of Payment”) representing the proceeds of any Patent Collateral including but not limited to, all royalty and other amounts paid in connection with any lease or license of the Patent Collateral by Borrower to any third party.

(e) After an Event of Default, Lender may, but shall be under no obligation to: (i) notify any party that the Patent Collateral, or any part thereof, has been assigned to Lender; (ii) take control of any cash or non-cash proceeds of any item of the Patent Collateral; (iii) compromise, extend or renew any Patent Collateral, or any document or instrument relating thereto, or deal with the same as it may deem advisable; and (iv) make exchanges, substitutions or surrender of items comprising the Patent Collateral.

Section 8. Expense of Collection and Sale, Lease or License. Borrower agrees to pay all reasonable costs and expenses incurred by Lender in connection with the negotiation and preparation of this Agreement or any other document or instrument executed in connection herewith, in determining its rights under and enforcing the security interests created by this Agreement, including, without limitation, costs and expenses relating to taking, holding, insuring, preparing for sale, lease, license or other disposition, appraising, selling, leasing, licensing or otherwise realizing on the Patent Collateral, and reasonable attorneys’ fees and expenses in connection with any of the foregoing. All such reasonable costs and expenses shall be payable on demand, and shall bear interest at the highest rate charged on any Obligation, payable on demand, from the date of Lender’s payment of such costs and expenses until payment in full is made by Borrower. The provisions of this Section 8 shall survive termination of the Obligations and the termination of this Agreement.

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Section 9. Compliance with Other Laws. Lender may comply with the requirements of any applicable law in connection with a sale, lease, license or other disposition of the Patent Collateral, and Borrower hereby acknowledges and agrees that Lender’s compliance therewith will not be considered to adversely affect the commercial reasonableness of any sale of the Patent Collateral.

Section 10. Warranties on Disposition. Upon the occurrence of an Event of Default, Lender may sell, lease, license or otherwise dispose of the Patent Collateral without giving any warranties. Lender may specifically disclaim any warranties of title or the like. Borrower hereby acknowledges and agrees this procedure will not be considered to adversely affect the commercial reasonableness of any sale, lease or license of the Patent Collateral.

Section 11. Waiver of Rights by Borrower. Except as may be otherwise specifically provided herein, Borrower waives, to the extent permitted by law, any bonds, security or sureties required by any statute, rule or otherwise by law as an incident to any taking of possession by Lender of any Patent Collateral. Borrower authorizes Lender, upon the occurrence of an Event of Default, to enter upon any premises owned by or leased to Borrower where the Patent Collateral is kept, without obligation to pay rent or for use and occupancy, through self help, without judicial process and without having first given notice to Borrower or obtained an order of any court, and peacefully retake possession thereof by securing at or removing same from such premises.

Section 12. Release of Security Interests. Upon Full Payment of the Obligations, Lender shall, at Borrower’s expense, execute and deliver to Borrower all instruments and other documents as may be necessary or proper to release Lender’s liens on and security interests in and to the Patent Collateral that have been granted to Lender hereunder.

Section 13. General Provisions.

(a) Rights and Remedies Cumulative. Lender’s rights, powers, remedies and privileges under this Agreement shall be cumulative and not alternative or exclusive, irrespective of any other rights, powers, remedies or privileges that may be available to Lender under any other Loan Document, by operation of law or otherwise, and may be exercised by Lender at such time or times and in such order as Lender in Lender’s sole discretion may determine, and are for the sole benefit of Lender. No course of dealing and no delay or failure of Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall (a) affect any other or future exercise thereof, or (b) operate as a waiver thereof, (c) preclude Lender from exercising, or operate as a waiver of, any other right, power, remedy or privilege of Lender under this Agreement or any other Loan Document, or (d) result in liability to Lender or Lender’s Affiliates or their respective members, managers, shareholders, directors, officers, partners, employees, consultants or agents. No single or partial exercise by Lender of any right, power, remedy or privilege under this Agreement or any other Loan Document, or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege, shall preclude any further exercise thereof or of any such other right, power, remedy or privilege.

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(b) Reinstatement. Lender’s rights, powers, remedies and privileges under this Agreement, and the agreements, covenants, liabilities and obligations of Borrower set forth in this Agreement (including, but not limited to, all security interests, liens, charges and other encumbrances, granted to Lender under this Agreement), shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of the Obligations is rescinded or must otherwise be restored or returned by Lender by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any other Person, or any Property of Borrower or any other Person, or otherwise, all as though such payment had not been made. Furthermore, to the extent that Borrower, any Support Party or any other Person makes a payment or payments to Lender, or Lender enforces any right, power, remedy, privilege, security interest, lien, charge or other encumbrance, or exercises any right of setoff, granted to Lender under this Agreement or any other Loan Document, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all rights, powers, remedies, privileges, security interests, liens, charges and other encumbrances, granted to Lender under this Agreement, under any other Loan Document, and under applicable law, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

(a) Successors and Assigns. This Agreement is entered into for the benefit of the parties hereto and their successors and assigns and shall be binding upon the parties, their successors and assigns. Lender shall have the right, without the necessity of any consent, authorization or other action by Borrower, to sell, hypothecate, assign, securitize or grant participations in all or a portion of Lender’s interest in the Loans, this Agreement and the other Loan Documents to other financial institutions or other Persons of Lender’s choice and on such terms as are acceptable to Lender in Lender’s sole discretion. Borrower shall not assign, exchange or otherwise hypothecate this Agreement, or any rights, liabilities or obligations under this Agreement, in whole or in part, without the prior written consent of Lender, which consent may be granted or withheld in Lender’s sole discretion, and any attempted assignment, exchange or hypothecation without Lender’s written consent shall be void and be of no effect.

(b) Notice. Wherever this Agreement provides for notice to any party (except as expressly provided to the contrary), it shall be given by messenger, facsimile, certified U.S. mail with return receipt requested, or nationally recognized overnight courier with receipt requested, effective when either received or receipt rejected by the party to whom addressed, and shall be addressed as provided below, or to such other address as the party affected may hereafter designate:

If to Lender:	ACF FinCo I LP Attn: Ryan Cascade, President 560 White Plains Road, 4th Floor, Suite 400 Tarrytown, NY 10591 Fax: (914) 921-1154

ACF FinCo I LP Attn: Oleh Szczupak, Executive Vice President 560 White Plains Road, 4th Floor, Suite 400 Tarrytown, NY 10591 Fax: (914) 921-1154

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With a copy to:	McGuireWoods LLP Attn: Anthony Cianciotti, Esq. 1230 Peachtree Street N.E. Suite 2100 Atlanta, GA 30309-3534 Fax: (404) 443-5774

If to Borrower:	John Keeler & Co. Inc. 3000 NW 109th Avenue Miami, Florida 33172 Fax: (305) 836-6858

With a copy to:	Frost Brown Todd LLC Ronald E. Gold, Esq. 3300 Great American Tower 301 East Fourth Street Cincinnati, Ohio 45202 Fax: (513) 651-6981

(c) Strict Performance. The failure by Lender at any time to require Borrower’s strict compliance with or performance of any provision of this Agreement shall not waive, affect, impair or diminish any right of Lender thereafter to demand Borrower’s strict compliance with and performance of such provision. Any suspension or waiver by Lender of any Default or Event of Default shall not suspend, waive or affect any other Default or Event of Default, whether the same is prior or subsequent to such suspension or waiver and whether of the same or a different type.

(d) Waiver. Borrower waives presentment, protest, notice of dishonor and notice of protest with respect to any Document or Instrument on or for which it may be liable to Lender as maker, endorser, guarantor or otherwise (including but not limited to this Agreement).

(e) Construction of Agreement. The parties hereto agree that the terms, provisions and language of this Agreement were the result of negotiations between the parties, and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against either party. Any controversy over the construction of this Agreement shall be decided without regard to events of authorship or negotiation.

(f) Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Obligation Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Obligation Agreement and the other Loan Documents.

(g) WAIVER OF RIGHT TO JURY TRIAL. Borrower and Lender recognize that in matters related to the Loans, this Agreement and/or the other Loan Documents, and as each may be subsequently modified and/or amended, either party may be entitled to a trial in which matters of fact are determined by a jury (as opposed to a trial in which such matters are determined by a judge, magistrate, referee or other elected or appointed decider of facts). By executing this Agreement, Lender and Borrower will give up their respective right to a trial by jury. Borrower and Lender each hereby expressly acknowledges that this waiver is entered into to avoid delays, minimize trial expenses, and streamline the legal proceedings in order to accomplish a quick resolution of claims arising under or in connection with this Agreement, the other Loan Documents, the Loan(s), the Note(s) and the transactions contemplated by this Agreement.

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(i) WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, BORROWER AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT BORROWER OR LENDER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, ACTION, SUIT OR PROCEEDING, DIRECTLY OR INDIRECTLY, AT ANY TIME ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, ANY LOAN, ANY NOTE, ANY LOAN DOCUMENT OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, BEFORE OR AFTER MATURITY.

(ii) CERTIFICATIONS. BORROWER HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE NOR AGENT OF LENDER NOR LENDER’S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT LENDER WOULD NOT, IN THE EVENT OF ANY LITIGATION, ACTION SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER. BORROWER ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION HEREIN.

(k) Entire Agreement; Amendments; Lender’s Consent. This Agreement (including the Schedules and Exhibits) constitutes the entire agreement between Lender and Borrower with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions between Lender and Borrower, whether express or implied, oral, written, inscribed on a tangible medium or stored in an electronic or other medium, with respect to the subject matter hereof. No amendment or waiver of any provision of this Agreement, nor consent by Lender to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and Authenticated by Borrower and Lender in such writing, and then such amendment, waiver or consent shall be effective only to the extent specifically set forth in such writing. No discussions, negotiations or statements, whether oral, or in electronic or other format, by Lender or between Borrower and Lender with respect to the subject matter of this Agreement or any of the other Loan Document shall be valid and binding against Lender, nor shall the same create a binding obligation on Lender to lend money or to take any other action with respect to the Loans or Borrower, unless the same is reduced to writing and Authenticated by Lender in such writing.

(l) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

(m) Severability of Provisions. Any provision of this Agreement or any of the other Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or the other Loan Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

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(n) Governing Law; Consent To Jurisdiction.

(i) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF EACH NOTE DELIVERED PURSUANT HERETO WERE AND ARE DISBURSED FROM THE STATE OF NEW YORK. THE PARTIES AGREE THAT THE STATE OF NEW YORK HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY IN SUCH STATE WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN A GOVERNING LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY LAW, LENDER AND BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT OR ANY NOTE ISSUED BY BORROWER TO LENDER IN CONNECTION HEREWITH.

(ii) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN THE SOLE OPTION OF LENDER IN ANY FEDERAL OR STATE COURT LOCATED IN WESTCHESTER COUNTY, NEW YORK PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW; HOWEVER, LENDER MAY, AT ITS OPTION, COMMENCE ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION TO OBTAIN POSSESSION OF OR FORECLOSE UPON ANY COLLATERAL, TO OBTAIN EQUITABLE RELIEF OR TO ENFORCE ANY JUDGMENT OR ORDER OBTAINED BY LENDER AGAINST BORROWER OR WITH RESPECT TO ANY COLLATERAL, TO ENFORCE ANY RIGHT, POWER, REMEDY OR PRIVILEGE UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR UNDER APPLICABLE LAW OR TO OBTAIN ANY OTHER RELIEF DEEMED APPROPRIATE BY LENDER, AND LENDER AND BORROWER EACH WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND LENDER AND BORROWER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER REPRESENTS AND ACKNOWLEDGES THAT IT HAS REVIEWED THIS CONSENT TO JURISDICTION PROVISION WITH ITS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY, WITHOUT COERCION OR DURESS.

(o) Table of Contents; Headings. The table of contents and headings preceding the text of this Agreement are inserted solely for convenience of reference and shall not constitute a part of this Agreement or affect its meaning, construction or effect.

(p) Exhibits and Schedules. All of the Exhibits and Schedules to this Agreement are hereby incorporated by reference herein and made a part hereof.

[Signature page follows]

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IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed and delivered by its respective duly authorized officer as of the day and year first above written.

BORROWER:

John Keeler & Co. Inc.

By:	/s/ John Keeler
Name:	John Keeler
Title:	CEO

LENDER:

ACF FINCO I LP

By:	/s/ John Nooney
Name:	John Nooney
Title:	Managing Director